UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2019

WINGSTOP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37425	47-3494862
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5501 LBJ Freeway, 5th Floor, Dallas, Texas		75240
(Address of principal executive offices)		(Zip Code)
(972) 686-6500
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.	Changes in Registrant's Certifying Accountant.
On March 6, 2019, the Audit Committee (the “Audit Committee”) of the Board of Directors of Wingstop Inc. (the “Company”) approved the dismissal of Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm and subsequently approved the engagement of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the fiscal year ending December 28, 2019. On March 11, 2019, KPMG completed its standard client acceptance procedures and executed an engagement letter, formally accepting the engagement to be the Company’s independent registered public accounting firm for the fiscal year ending December 28, 2019.
The reports of EY on the Company’s consolidated financial statements as of and for the Company’s fiscal years ended December 30, 2017 and December 29, 2018 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Company’s fiscal years ended December 30, 2017 and December 29, 2018 and the subsequent interim period through March 6, 2019, (i) there were no disagreements with EY on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, any of which, if not resolved to the satisfaction of EY, would have caused EY to make reference thereto in connection with its reports; and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.
During the Company’s fiscal years ended December 30, 2017 and December 29, 2018 and the subsequent interim period through March 11, 2019, neither the Company nor anyone on its behalf consulted with KPMG regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.
The Company has provided EY with a copy of the foregoing disclosures and has requested that EY furnish the Company with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether EY agrees with such disclosures and, if not, stating the respects in which it does not agree. The Company has received the requested letter from EY, and a copy of the letter is filed with this Current Report on Form 8-K as Exhibit 16.1.

Item 9.01. Financial Statements and Exhibits

(d)    Exhibits

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission, dated March 11, 2019.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Wingstop Inc.

Date:	March 12, 2019	By:	/s/ Michael J. Skipworth
Chief Financial Officer (Principal Financial and Accounting Officer)